UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 19, 2014
___________
FelCor Lodging Trust Incorporated
(Exact Name of Registrant as Specified in Charter)

Maryland (State or other jurisdiction of incorporation)	001-14236 (Commission File Number)	75-2541756 (I.R.S. Employer Identification Number)
545 E. John Carpenter Frwy. Suite 1300 Irving, TX (Address of principal executive offices)		75062 (Zip code)
(972) 444-4900 (Registrant's telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of stockholders of FelCor Lodging Trust Incorporated, or the Company, was held on May 19, 2014. As of our record date for the annual meeting, March 26, 2014, we had 124,185,690 shares of common stock outstanding and entitled to vote. At the annual meeting, 115,775,922 shares, or approximately 93% of the eligible voting shares, were represented either in person or by proxy.
At the meeting, the stockholders voted on the following items:

1.
Proposal 1: to elect four nominees to serve as Class II members of the Board of Directors to hold office until the 2017 annual meeting of stockholders and until their successors are elected and qualified. The nominees were elected, with shares voted as follows:

	For	Against	Withhold/Abstain	Broker Non-Votes
Thomas J. Corcoran, Jr.	88,498,193	4,310,139	242,556	22,725,034
Robert F. Cotter	91,847,811	957,621	245,456	22,725,034
Thomas C. Hendrick	91,851,086	957,246	242,556	22,725,034
Mark D. Rozells	88,442,023	4,336,804	272,060	22,725,035

2.	Proposal 2: to approve the Company’s 2014 Equity Compensation Plan. This proposal was approved as follows:

For	Against	Withhold/Abstain	Broker Non-Votes
90,231,531	2,693,272	126,080	22,725,039

3.	Proposal 3: non-binding advisory vote on the 2013 compensation of the Company’s named executive officers. This proposal was approved, on a advisory basis, as follows:

For	Against	Withhold/Abstain	Broker Non-Votes
90,993,461	1,891,374	166,049	22,725,038

4.	Proposal 4: to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014. This proposal was approved as follows:

For	Against	Withhold/Abstain
112,626,837	2,858,217	290,868

5.	Proposal 5: non-binding advisory vote on a stockholder proposal to declassify the Board of Directors, with shares voted as follows:

For	Against	Withhold/Abstain	Broker Non-Votes
72,791,767	18,474,475	1,784,645	22,725,035

Our Board of Directors will consider the results of the non-binding vote on the stockholder proposal to declassify the Board of Directors. As discussed in our 2014 Notice of Annual Meeting and Proxy Statement, our classified Board of Directors is established by a provision in our charter that can only be amended by the affirmative vote of not less than 75% of the outstanding shares entitled to vote generally in the election of directors. In this instance, the 72,791,767 shares voted for the proposal only account for 58.8% of the 124,185,690 outstanding shares entitled to vote in the election of directors, well below the required threshold to amend our charter, indicating a substantial lack of stockholder interest in declassifying our Board of Directors. After we discuss this vote and any other relevant considerations with our stockholders, our Board of Directors will determine the appropriate course of action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2014	FelCor Lodging Trust Incorporated

	By:	/s/Jonathan H. Yellen
Jonathan H. Yellen
Executive Vice President, General Counsel and Secretary